UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2016, Adaptimmune Therapeutics plc (the “Company”) entered into a commercial development and supply agreement with Life Technologies Corporation (now part of ThermoFisher) (the “Agreement”).  The 10-year agreement supplements the Company’s exclusive license agreements with Life Technologies Corporation. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On June 21, 2016, the Company issued a press release announcing the Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 1.01 of this Form 8-K (including the Financial Statements and Exhibits in Item 9.01) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Commercial Development and Supply Agreement, dated June 16, 2016, by and between Adaptimmune Therapeutics plc and Life Technologies Corporation.

99.1	Press Release dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 21, 2016	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Commercial Development and Supply Agreement, dated June 16, 2016, by and between Adaptimmune Therapeutics plc and Life Technologies Corporation.

99.1	Press Release dated June 21, 2016